BLACKROCK PACIFIC FUND, INC.

SUPPLEMENT DATED AUGUST 29, 2008 TO THE
PROSPECTUS DATED APRIL 28, 2008

The section entitled “Risk/Return Bar Chart” found on page 4 is revised as follows:

The paragraph under the heading “Risk/Return Bar Chart” is revised to insert the following before the last sentence:

Effective September 1, 2008, the new benchmark index of the Fund is the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index. The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization-weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The sidebar entitled “About the Portfolio Manager” found on page 8 is deleted in its entirety and replaced with the following:

About the Portfolio Management Team The Fund is managed by a team of financial professionals led by Nicholas Scott and Robert Weatherston.

The section entitled “Management of the Fund” beginning on page 31 is revised as follows:

The fifth paragraph is deleted in its entirety and replaced with the following:

The co-portfolio managers of the Fund are Nicholas Scott, Managing Director and Chief Investment Officer for Asian Equities within the Portfolio Management Group at BlackRock, and Robert Weatherston, CFA, Director and portfolio manager at BlackRock. Mr. Scott joined BlackRock in January 2007 as Chief Investment Officer for Asian Equities, based in Hong Kong. Before joining BlackRock, Mr. Scott was chief executive officer and chief investment officer for Prudential Asset Management, Hong Kong (“PAMHK”), and responsible for PAMHK’s overall business in Hong Kong and its investment business in Asia. Prior to joining PAMHK in April 2000, Mr. Scott was Head of Asian Pacific Equities in London with M&G Investment Management. Mr. Weatherston is a member of BlackRock’s Value Equity team. Prior to joining BlackRock in 2006, Mr. Weatherston was a fund manager overseeing Asian investments at Merrill Lynch Investment Managers, L.P. (“MLIM”). He joined MLIM in 1996. For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

Code # BR-PRO-10073-0608